SECURITIES AND EXCHANGE
COMMISSION
                     Washington, D.C.
20549


                             FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or
15(d)
       of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):
                    April 1, 1998


                         IMC GLOBAL INC.
    (Exact name of registrant as specified in its
                      charter)


DELAWARE                      1-9759
36-3492467
(State or other jurisdiction            (Commission
(IRS Employer
of incorporation)                  File Number)
Identification No.)

2100 Sanders Road
60062
Northbrook, Illinois
(Zip Code)
(Address of principal executive offices)


                   (847) 272-9200
(Registrant's telephone number, including area code)


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          On April 1, 1998, IMC Global Inc. ("IMC") acquired (i) Harris Chemical Group, Inc. ("HCG") pursuant to an Agreement and Plan of Merger dated as of December 11, 1997 by and among IMC and IMC Merger Sub
Inc. (the "Merger Agreement") and (ii) all of the outstanding shares of capital stock of Harris Chemical
Australia Pty Ltd. ("HCA" and together with HCG,
"Harris") pursuant to a Sale and Purchase Agreement
Penrice Group of Companies  dated as of December 11,
1997 among Prudential Asset Management Asia Limited,
DGHA Persons and Trust, Search Investment NV, Marsupial
L.L.C., Marsupial - II L.L.C., Soda Ash (L) BHD,
Manager Shareholders named therein, HCA and IMC (the
"Penrice Agreement" and together with the Merger
Agreement, the "Acquisition Agreements").
          As contemplated by the Merger Agreement, IMC
Merger Sub Inc., a wholly owned subsidiary of IMC, was merged with and into HCG with HCG being the surviving corporation and continuing as a wholly owned subsidiary of IMC under the name "IMC Inorganic Chemicals Inc."
Under the Penrice Agreement, IMC acquired, directly or indirectly, all outstanding capital stock of HCA, which will continue under the name "Penrice Holding."
          Pursuant to the Acquisition Agreements, IMC acquired Harris for an aggregate purchase price of $450 million in cash and the assumption of approximately
$950 million of Harris debt. IMC funded the cash portion of the acquisition through its borrowing capabilities.
           Harris is a producer and marketer of
inorganic chemical and extractive mineral products with primary manufacturing sites in North America, Europe and Australia. IMC intends to continue to put the Harris assets it is acquiring to the same use. Its principal products are salt, sodium -based chemicals including soda ash and sodium bicarbonate, sulfate of potash, boron chemicals and other inorganic chemicals.
Harris projects 1998 annual sales to be approximately
$850 million.
Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               The financial statements of Harris will
          be filed by amendment as soon as practicable and in any event not later than 60 days after the date upon which this Form 8K is required to be filed.
          (b)  PRO FORMA FINANCIAL INFORMATION

               The pro forma financial information will be filed by amendment as soon as practicable and in any event not later than 60 days after the date upon which this Form 8K is required to be filed.

          (c)  Exhibits

               The exhibits accompanying this report
are listed in the accompanying Exhibit Index.




                       SIGNATURE

          Pursuant to the requirements of the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                              IMC GLOBAL INC.
                              (Registrant)


                              By:
                                 ____________
                                 _________
                                 Marschall I.
                                 Smith Senior
                                 Vice
                                 President
                                 and General
                                 Counsel

Dated:  April 15, 1998



                          EXHIBIT INDEX

The following exhibits are filed herewith as noted below.


Exhibit No.              Exhibit
2.1                     Agreement and Plan of Merger,
dated as of
                  December 11, 1997, by and among
                  Harris Chemical Group, Inc., IMC
                  Global Inc. and IMC Merger Sub Inc.

2.2                     Sale and Purchase Agreement
Penrice Group
                  of Companies dated as of December 11,
                  1997 among Prudential Asset
                  Management Asia Limited, DGHA Persons
                  and Trust, Search Investment NV,
                  Harris Chemical Australia Pty
                  Limited, Marsupial L.L.C., Marsupial
                  - II L.L.C., Soda Ash (L) BHD,
                  Manager Shareholders and IMC Global
                  Inc.

99                Press Release of IMC dated April 1,
1998.